Exhibit 99.7

PRPM 2023-NQM2

Due Diligence Review
Narrative Summary

September 21, 2023

Prepared by

Mission Global, LLC

For

PRP-LB V AIV, LLC

This report summarizes the results of a due diligence review performed on a pool of three (3) loans originated by A&D Mortgage LLC ("Originator”) who provided Mission Global, LLC ("Mission") with a data tape. 100% of the loan sample was selected and loan data was entered into and analyzed using the Mission Global Grade® Underwriting and Diligence grading solution. Mission performed a detailed credit re-underwrite and regulatory compliance review of 100% loans. The loan review was originally conducted on behalf of A&D and the loans were subsequently sold to PRP Advisors LLC, PRP-LB V AIV, LLC or one of its affiliates (collectively “Client”). This Narrative is prepared on behalf of the Client.

Mission Global is a technology-forward service provider built on a culture of deep Originator service. Mission is a rating agency approved Third Party Review firm delivering underwriting and compliance audits for residential and business purpose loans. Since 1994, Mission Global and its predecessor company, Global Financial Review have provided comprehensive loan due diligence, re-underwriting, and asset management services to Originators in the financial services industry. In 2015, Global Financial Review merged with the leading Secondary market consulting firm Mission Capital Advisors, LLC to form Mission Global, LLC. In 2020, Mission Capital Advisors, LLC and Mission Global, LLC were acquired by the leading real estate sales, financing and advisory service firm and now a wholly-owned subsidiary of Marcus & Millichap (NYSE:MMI).

Mission performed a full credit re-underwrite, regulatory compliance, valuation and data integrity review to meet the criteria as published by the Nationally Recognized Statistical Rating Organizations. This deal is to be rated in accordance with the published guidelines of Fitch Ratings, Inc. and DBRS, Inc. Mission performed the review beginning on June 1, 2022 and completed the review on July 31, 2022.

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In the pool reviewed, all three loans are business purpose investment loans and are QM/ATR exempt. The loan pool is primarily secured by residential single family or one-to-four family or multi-family condominiums as collateral.

1.	File RE-Underwrite Credit Review

A full re-underwriting credit review was conducted to verify that the requisite underwriting guidelines as specified by Originator were met. Confirmation of the loan terms was conducted through recalculation and review of documentation contained in the loan files and documents provided to Mission.

The Credit Qualification review will consist of the following:

1.2	Guidelines and Overlays

Mission reviewed each mortgage loan to ensure it met the requisite guideline requirements as specified by the Originator guidelines.

In addition to the guidelines there were unique overlays for each type of loan program reviewed:

➢	DSCR Rate - Investment Only

These guideline overlays provided additional specific qualification requirements and program specific metric such as min and max loan amounts, cash out refinance limits, ranges of values for acceptance, geographic eligibility, escrow requirements, note, rate and term specific details, qualifying property types, residency requirements, limits on seller and third-party contributions, valuation and title requirements The guidelines and overlays also specified borrower requirements such as credit tradeline and credit event requirements, income and asset qualifications, and citizenship requirements.

1.2	Employment and Income

In the case of investment purpose loans, rental property income and debt service coverage Ratio was both estimated or stated, and/or verified through leases and rent rolls. Mission verified the file documentation for minimum required level of employment and income verifications in accordance with Originator provided underwriting guidelines.

1.3	Income

DSCR scores were used for qualification in lieu of borrower income. In all cases, Mission verified stated/verified income in accordance with Originator provided underwriting guidelines.

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1.4	Assets

Mission confirmed the presence of adequate asset documentation to comply with the Originator provided underwriting guideline requirements for closing funds, reserves and borrower liquidity. Mission verified the file documentation for minimum required level of asset verification in accordance with Originator provided underwriting guidelines.

1.5	Debt-to-Income Ratio

On investment loans if full property debt and income was available Mission calculated a property income-based DTI verification.

1.6	Debt Service Coverage Ratio

On all investment related loans that were qualified under the DSCR Rate program, Mission recalculated and verified the Debt Service Coverage Ratio used by the loan underwriter at origination to determine compliance with Originator provided underwriting guidelines and requirements. Rental income used in the calculation for each loan was either verified from an in-place lease and verification of payment or based upon projected market rents taken from the 1007 in the subject property appraisal or a verified market rent from sources such as AirDNA.

1.7	Property Valuation

Mission analyzed all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Mission verified the valuation waterfall in each case to determine if based upon UCDP CU credit scores whether a Desk review or a second appraisal was required and to verify all valuation documentation met the requirements of Originator provided underwriting guidelines. Where loans are seasoned beyond 24 months since origination an updated valuation is used to determine value is supported.

In all cases where the collateral is residential based, the primary values were supported by secondary valuation tools including either an AVM, BPO, 2nd Appraisal, Appraisal Desk Review or a secondary Drive-By appraisal.

In several cases the Originator used the lower value provided in a drive-by appraisal as primary value and the higher full appraisal as supporting value. This resulted in a more conservative approach to valuation and calculation of LTV.

1.8	Loan-to-Value Ratio

Mission recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Originator provided underwriting guideline and regulatory requirements.

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1.9	Credit History

Mission reviewed the initial credit reports used at origination and captured updated gap report values to verify that the borrower(s) demonstrate adequate credit depth to comply with the Originator provided underwriting guideline requirements.

1.10	Credit Scores

Mission captured FICO scores from credit reports used at origination and any updated gap report values to validate that borrower(s) met minimum credit score requirements of the Originator provided underwriting guidelines.

1.11	Compensating Factors

Mission reviewed all provided guideline exceptions and verified exceptions to the Originator provided underwriting guidelines were documented and that compensating factors were reasonable.

2.	Document Review

Mission’s review each loan file confirmed the presence of material documentation as applicable to the specifics of the loan transaction.

2.1	Title Commitment and Policy

Mission verified the presence of at a minimum the initial title commitment or final title policy. Mission confirmed the vested parties and the description of the property, liens and tax assessments. Given the recent origination of many of the loans contained only an initial title commitment. Comments on loans where the final title policy was still pending were noted in the resolution of each loan in the grading findings.

2.2	Mortgage Note & Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed. Mission confirmed that Mortgage note was either fixed or adjustable according to requirements of the Originator provided underwriting guidelines and captured relevant Note data specific to each loan.

2.3	Mortgage & Deed of Trust

Mission verified the presence of a copy Mortgage or Deed of Trust and confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits as required exist in the loan file. Mission also verified that the Mortgage was recorded or sent for recording. Given the recent origination of many of the loans contained only an executed Mortgage not a recorded document. Comments on loans where recorded Mortgage was still pending were noted in the resolution of each loan in the grading findings.

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2.4	Income Documentation

Mission verified the presence of income and employment related documentation as required by the Originator provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.5	Asset Documentation

Mission verified the presence of asset documentation required by the Originator provided underwriting guidelines in the loan file.

2.6	Proof of Insurance

Mission verified the presence of insurance policies and certificates for mortgage, hazard and flood insurance on each loan depending upon the specifics of the loan. Mission confirmed that adequate coverage is present to meet the requirements of the Originator provided underwriting guidelines.

3.	Regulatory Compliance

These are investment or business purpose loans therefore Mission conducted a very limited post-closing regulatory compliance review to verify that each loan was originated in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan. Federal Truth in Lending Act/Regulation Z

4.	RESPA/Regulation X

Each investment purpose loan was reviewed by Mission to ensure compliance with the most current amendments to Regulation X. The RESPA/Regulation X review consisted of the following:

4.1	Good Faith Estimate (GFE)

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including confirming the presence of the current GFE form in effect at the time of origination and verification the GFE was provided to the borrower(s) within three days of "Application".

4.2	Application Date

Application was defined by Regulation X and generally considered complete when the creditor collected information regarding the following:

▪	Borrower(s) First and Last Name
▪	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
▪	Subject Property Address
▪	Mortgage Loan Amount Sought
▪	Estimation of Property Value
▪	Monthly Income

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4.3	Broker Fees and Yield Spread

Mission verified that all Broker fees, including Yield Spread Premium ("YSP") were accurately disclosed and reflected in the appropriate locations.

4.4	GFE Fees

Fees were reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

4.5	Final HUD-1

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including the presence of the current applicable Final HUD-1 form and that the Final HUD-1 accurately lists all broker and YSP fees.

4.6	Good Faith Estimate (GFE) and Final HUD-1 Analysis

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan.

This analysis included the following:

4.2.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
▪	Origination Charge
▪	Credit or Charge for Interest Rate Chosen
▪	Adjusted Origination Charge
▪	Transfer Taxes

4.2.8	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
▪	Lender-required settlement services (lender selects third-party provider);
▪	Lender-required services, title services and required title insurance, and owner's title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
▪	Government recording charges. Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1.

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4.2.9	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to.

4.2.10	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate(GFE) and Final HUD-1.

4.2.11	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1.

6.12	High Cost- State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Mission reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable:

6.12.1	Arkansas Home Loan Protection Act, AR. Stat. Ann.§ 23-53-101 et seq.
6.12.2	California Anti-Predatory Lending Statute, CA. Fin. Code§ 4970 et seq.
6.12.3	4.3 California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
6.12.4	4.4 Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bi11216 (2007) and House Bi111322 (2007)
6.12.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6.12.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. § 36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
6.12.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
6.12.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of2007.
6.12.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
6.12.10	Georgia Fair Lending Act, GA. Stat. Ann.§ 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
6.12.11	Idaho Residential Mortgage Practices Act, ID. Code§ 26-3101 et seq.
6.12.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§ 137/5 et seq.
6.12.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
6.12.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
6.12.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
6.12.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
6.12.17	Indiana Home Loan Practices Act, IN. Code§ 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
6.12.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections

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16a-1-301, 16a-3- 207 and 16a-3-308a.

6.12.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
6.12.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
6.12.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
6.12.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
6.12.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
6.12.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
6.12.25	Massachusetts "Borrower's Interest" Standard, M.G.L. Chapter 183, §28C.
6.12.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
6.12.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
6.12.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 etal. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
6.12.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
6.12.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and492.
6.12.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. §C:46:10 B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
6.12.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009 High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).
6.12.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
6.12.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).
6.12.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-l.1 to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-l.l(E)(a); 24-10.2(a) and as amended by House Bill1817 (2007).

6.12.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
6.12.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

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6.12.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
6.12.39	Oklahoma Higher -Priced Mortgage Loans Law, OK. Admin. Code§§ 160:45-9-1 et seq.
6.12.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq. 4.41 City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

6.12.41	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
6.12.42	South Carolina High-Cost and Consumer Home Loans Act, SC. Code§ 37-23-10 et seq.
6.12.43	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
6.12.44	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
6.12.45	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann.§ 343.201 et seq.
6.12.46	Texas Constitution, Section 50(a)(6), Article XVI
6.12.47	Utah Residential Mortgage Practices Amendments, UT. Code Ann.§ 61- 2c-102 et seq.
6.12.48	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
6.12.49	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
6.12.50	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann.§§ 6.1-413; 6.1-422, 6.1-428.
6.12.51	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann.§§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
6.12.52	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
6.12.53	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
6.12.54	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
6.12.55	Wyoming Credit Code, WY. Stat. Ann.§§ 40-14-101 et seq.

6.13	Regulatory Compliance Disclaimer

Please be advised that Mission did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Mission are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Mission is relying in reaching such findings.

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Please be further advised that Mission does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Mission do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Mission. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Originator, or other agreed upon party, that has engaged Mission to prepare its reports pursuant to its instructions and guidelines. Originator, or other agreed upon party, acknowledges and agrees that the scoring models applied by Mission are designed to identify potential risk and the Originator, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

6.14	Misrepresentation and Third-Party Report Review

Mission verified that fraud reports were present on all loans and independent third-party property valuations reports are in the file.

6.14.1	Misrepresentation Review

Mission validated the presence of a Fraud Guard report on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.

6.14.2	Alerts

Mission validated credit report alerts for accuracy and potential issues.

6.14.3	Social Security Numbers

Mission verified SSN(s) across all file documents.

6.14.4	Document Integrity

Mission validated to the extent possible for apparent alterations to loan documents.

6.14.5	Data Consistency

Mission validated the documents contained in the loan file for consistency of data.

6.14.6	5.1.6 Third Party Fraud Tools

To the extent a third-party Fraud Guard was present in the loan file, Mission reviewed high level or critical warnings were reviewed and addressed.

7.	Data Integrity Review

Mission was provided with a Originator bid tape to conduct a Data Integrity Review. The Originator provided a data tape with the following data fields and Mission compared the field to the applicable source document and reported all variances.

The following fields were provided and compared:

▪	Borrower First Name
▪	Borrower Last Name

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▪	Co-Borrower First Name
▪	Co-Borrower Last Name
▪	# of Units Financed
▪	Contract Sales Price
▪	Debt Service Coverage Ratio (Business Purpose Investment loans)
▪	Borrower Qualifying FICO
▪	Borrower Total Income
▪	Occupancy
▪	First Payment Date
▪	Primary Appraised Value for LTV
▪	Note Date
▪	Original Note Interest Rate
▪	Original Loan Amount
▪	Original LTV
▪	Original P&I
▪	Loan Purpose
▪	Loan Program
▪	Property Type
▪	Refinance Purpose
▪	Subject Property Street
▪	Subject Property City
▪	Subject Property State
▪	Subject Property Zip

8.	Loan and Exception Level Grading Methodology

Pursuant to the applicable NRSRO criteria, Mission graded each loan exception with an event level 1 for exceptions findings that are informational in nature, event level 2 for exceptions findings that are considered non-material, event level 3 for exceptions findings that are considered material. In accordance applicable NRSRO criteria exceptions and overall initial loan grades and final loan Grades were assigned with an A, B, C or D. The methodology for the application of RMBS grading is defined by each NRSRO in their current industry publications as updated from time to time.

Pursuant to the applicable NRSRO criteria, Mission graded certain compliance exceptions as nonmaterial based on seasoning of the mortgage loan. Where applicable, mortgage loans that are seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The period is not limited for claims, other than recission, which are raised as a defense to foreclosure. Information contained in any Mission reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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FITCH & DBRS GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MISSION Population
A	2	66.7%
B	1	33.3%
C	0	0%
D	0	0%

NRSRO GRADE SUMMARY
NRSRO GRADE	# of Loans	% of Loans (by count) in MISSION Population
CREDIT
A	2	66.7%
B	1	33.3%
C	0	0%
D	0	0%

COMPLIANCE
A	3	100.0%
B	0	0%
C	0	0%
D	0	0%

PROPERTY/VALUE
A	3	100.0%
B	0	0%
C	0	0%
D	0	0%

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DATA INTEGRITY REVIEW

Data Compare Summary
PRPM 2023-NQM2_9-20-23

Run Date - 9/21/2023 11:00:00 AM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	1	3	33.33%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	0	3	0.00%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	0	0	#DIV/0!
Coborrower Last Name	0	0	#DIV/0!
# of Units	0	3	0.00%
Contract Sales Price	0	3	0.00%
Debt Service Coverage Ratio	2	3	66.67%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	0	3	0.00%
Borrower Total Income	0	3	0.00%
Occupancy	0	3	0.00%
First Payment Date	0	3	0.00%
Primary Appraised Value for LTV	0	3	0.00%
Note Date	0	3	0.00%
Original Note Interest Rate	0	3	0.00%
Original Loan Amount	0	3	0.00%
Loan Program	1	3	33.33%

The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances.

In all cases Mission verified programs from the Loan approval.

Original LTV	0	3	0.00%
Original P&I	0	3	0.00%
Property Type	0	3	0.00%
Purpose	1	3	33.33%
Refi Purpose	0	3	0.00%
Street	0	3	0.00%
City	0	3	0.00%
State	0	3	0.00%
Zip	0	3	0.00%

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POOL DETAILS

AMORTIZATION TYPE	Count	% of Pool
Fixed	3	100.0%
Grand Total	3	100.0%

LOAN PURPOSE	Count	% of Pool
Purchase	1	33.3%
Refinance - Cash Out	1	33.3%
Refinance - Rate and Term	1	33.3%
Grand Total	3	100.0%

ORIGINAL INTEREST RATE	Count	% of Pool
7.500 - 7.999%	1	33.3%
6.500 - 6.999%	2	66.7%
Grand Total	3	100.0%

QUALIFYING FICO	Count	% of Pool
601 - 700	1	33.3%
701 - 800	2	66.7%
Grand Total	3	100.0%

VERIFIED DTI	Count	% of Pool
< 10 or Null	3	100.0%
Grand Total	3	100.0%

BORROWER CITIZENSHIP	Count	% of Pool
Permanent Resident Alien	1	33.3%
US Citizen	2	66.7%
Grand Total	3	100.0%

OCCUPANCY	Count	% of Pool
Investment	3	100.0%
Grand Total	3	100.0%

PROPERTY TYPE	Count	% of Pool
PUD	1	33.3%
Single Family Detached	2	66.7%
Grand Total	3	100.0%

VERIFIED DSCR	Count	% of Pool
1.00 - 1.99	3	100.0%
Grand Total	3	100.0%

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